Exhibit 10.12

June 25, 2020

HOF Village, LLC

2626 Fulton Drive, NW

Canton, Ohio 44718

Re:	Letter Agreement re Payment Terms

Reference is made to that certain “Letter Agreement re Payment Terms as a result of the Gordon Point Merger” dated January 21, 2020 by and between the undersigned parties (the “January Letter”). This letter hereby amends and restates the January Letter.

Reference is also made to that certain Loan Agreement, dated as of March 20, 2018, by, among others, HOF VILLAGE, LLC, a Delaware limited liability company, the other Borrowers thereto, the Lenders from time to time party thereto, and GACP FINANCE CO., LLC, in its capacity as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”), as amended by: (i) that certain Delayed Draw Joinder Agreement Number 1, dated as of April 11, 2018, (ii) that certain Delayed Draw Joinder Agreement Number 2, dated as of May 18, 2018, (iii) that certain Amendment Number 3 to Term Loan Agreement, dated as of September 14, 2018, (iv) that certain Amendment Number 4 to Term Loan Agreement, dated as of February 19, 2019, (v) that certain Amendment Number 5 to Term Loan Agreement, dated as of June 28, 2019, (vi) that certain Amendment Number 6 to Term Loan Agreement, dated as of August 15, 2019, (vii) that certain Amendment Number 7 to Term Loan Agreement, dated as of November 16, 2019 (the “7th Amendment”) and (viii) as further amended, restated, supplemented, waived or otherwise modified from time to time, the “Loan Agreement”; capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement).

Further reference is made to (i) that certain Promissory Note (as amended from time to time, the “IRG November Note”) entered into by Borrowers and payable to the order of Industrial Realty Group, LLC, a Nevada limited liability company (“Industrial Realty Group”), (ii) the IRGMH Guaranty, (iii) that certain Loan Purchase and Assumption Agreement (which may be entered into at a future date, but which has not, at this time, been agreed upon or executed by any party) by and among Lenders, Administrative Agent, Borrowers and Purchasing Lender (as defined in the LPAA), a copy of which has been furnished to each of the undersigned parties (the “LPAA”, and together with the IRG November Note and the IRGMH Guaranty, the “Advancement Documents”), and (iv) the Gordon Pointe Merger Agreement.

Borrowers, Industrial Realty Group and IRGMH, on behalf of themselves and each of their respective affiliates (each of Industrial Realty Group, IRGMH, and their respective affiliates is referred to herein as an “IRG Entity,” and they are collectively referred to herein as the “IRG Entities”), hereby agree that, to the extent that any IRG Entity advances funds pursuant to the Advancement Documents, the Loan Agreement, or any other instrument in order to pay off GACP II, L.P. and/or DemoMode Marketing, LLC, in full pursuant to the requirements of Section 2.10(e) of the Loan Agreement, and as a result of the advancement of such funds, any IRG Entity becomes a Lender or shall have the rights of a Lender pursuant to the Loan Agreement, then (i) Sections 2.10(b) through 2.10(e) (inclusive) of the Loan Agreement shall be deleted in their entirety and shall no longer be applicable, (ii) notwithstanding the terms of the Loan Agreement, the Maturity Date shall be extended and shall occur on August 31, 2021, and (iii) Borrowers shall not be required to pay to any IRG Entity any principal, interest, or other Obligations due under the Loan Agreement if payment of such amounts would cause Borrowers to violate applicable Nasdaq or securities-law requirements. For purposes of clarification, with respect to clause (iii) of this paragraph: (A) if payment to any IRG Entity of any principal, interest, or other Obligations is delayed due to the application of clause (iii), then such unpaid amounts shall be added to the then-outstanding principal balance of the Loan and shall accrue interest at the rates set forth in the Loan Agreement and other Loan Documents, (B) if (and to the extent that) payment to any IRG Entity of principal, interest, or other Obligations would not cause Borrowers to violate applicable Nasdaq or securities-law requirements, then such amounts shall be due and payable at the times set forth in the Loan Agreement and other Loan Documents, and (C) in any event, all principal, interest, and other Obligations shall be due and payable on or before the Maturity Date (i.e. August 31, 2021).

[SIGNATURES ON FOLLOWING PAGES]

Industrial Realty Group:

INDUSTRIAL REALTY GROUP, LLC,
a Nevada limited liability company

By:	/s/ Stuart Lichter
Name: Stuart Lichter
Title: President

IRGMH:

IRG MASTER HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ John A. Mase
Name: John A. Mase
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers:

HOF VILLAGE, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE PARKING, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE YOUTH FIELDS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE STADIUM, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE LAND, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE HOTEL I, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE SPORTS BUSINESS, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE PARKING MANAGEMENT I, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGES]

Borrowers, cont.:

HOF VILLAGE RESIDENCES I, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE CENTER FOR EXCELLENCE, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF VILLAGE CENTER FOR PERFORMANCE, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

HOF EXPERIENCE, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Borrowers, cont.:

HOF VILLAGE MEDIA GROUP, LLC,
a Delaware limited liability company

By:	/s/ Michael Crawford
Name: Michael Crawford
Title: Chief Executive Officer

[END OF SIGNATURES]